SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          January 27, 2004

ARIZONA PUBLIC SERVICE COMPANY

(Exact name of registrant as specified in its charter)

Arizona	1-4473	86-0011170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona 85004

(Address of principal executive offices) (Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Item 5. State Regulatory Matters

     In early December 2003, Arizona Public Service Company (“APS” or the “Company”) issued a request for proposals (“RFP”) for long-term power supply resources, and on January 8, 2004, an Arizona Corporation Commission (“ACC”) Administrative Law Judge issued an order requiring, among other things, APS to file a summary of the proposals with the ACC. See “State Regulatory Matters” in Item 5 of the Company’s Current Report on Form 8-K dated January 8, 2004. On January 27, 2004, APS filed a summary of the proposals with the ACC. This summary is incorporated herein by reference as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

     The Company hereby incorporates the following Exhibit pursuant to Exchange Act Rule 12b-32 and Regulation § 229.10(d) by reference to the filing set forth below:

		Originally Filed		Date
Exhibit No.	Description	as Exhibit:	File No.[a]	Effective

99.1	APS’ Summary of Responses Received to its Power Supply Resource Request for Proposals Dated December 3, 2003 (January 27, 2004)	99.1 to the Pinnacle West January 27, 2004 Form 8-K Report	1-8962	1-28-04

[a]	Reports filed under File No. 1-8962 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: January 27, 2004	By:	/s/ Barbara M. Gomez

Barbara M. Gomez Treasurer

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